Fees Summary	May 29, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 19,490,000
Previously Paid Amount	0.00
Total Fee Amount	2,691.57
Total Offset Amount	0.00
Net Fee	$ 2,691.57